CNY FINANCIAL CORPORATION

                              STOCK OPTION PLAN FOR

                        DIRECTORS, OFFICERS AND EMPLOYEES



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                                   ARTICLE I
                                    PURPOSE

Section 1.1 General Purpose of the Plan .................................  1

                                  ARTICLE II
                                  DEFINITIONS

Section 2.1 Bank.......................................................... 1
Section 2.2 Banking Regulations........................................... 1
Section 2.3 Board......................................................... 1
Section 2.4 Change in Control............................................. 1
Section 2.5 Code.......................................................... 2
Section 2.6 Committee..................................................... 2
Section 2.7 Company......................................................  2
Section 2.8 Disability.................................................... 2
Section 2.9 Disinterested Board Member.................................... 2
Section 2.10 Effective Date............................................... 2
Section 2.11 Eligible Director............................................ 2
Section 2.12 Eligible Employee............................................ 2
Section 2.13 Employer....................................................  2
Section 2.14 Exchange Act ................................................ 2
Section 2.15 Exercise Price .............................................. 2
Section 2.16 Fair Market Value ........................................... 2
Section 2.17 Family Member ............................................... 2
Section 2.18 Incentive Stock Option....................................... 2
Section 2.19 Limited Stock Appreciation Right ............................ 2
Section 2.20 Non-Profit Organization...................................... 3
Section 2.21 Non-Qualified Stock Option................................... 3
Section 2.22 Option....................................................... 3
Section 2.23 Option Period................................................ 3
Section 2.24 Person....................................................... 3
Section 2.25 Plan......................................................... 3
Section 2.26 Retirement................................................... 3
Section 2.27 Share........................................................ 3
Section 2.28 Termination for Cause........................................ 3

                                  ARTICLE III
                               AVAILABLE SHARES

Section 3.1 Available Shares.............................................. 3

                                  ARTICLE IV
                                ADMINISTRATION

Section 4.1 Committee .................................................... 4
Section 4.2 Committee Action ............................................. 4
Section 4.3 Committee Responsibilities.................................... 4

                                   ARTICLE V
                     STOCK OPTIONS FOR ELIGIBLE DIRECTORS

Section 5.1 In General ................................................... 4
Section 5.2 Exercise Price ............................................... 4
Section 5.3 Option Period  ............................................... 5
Section 5.4 Future Eligible Directors..................................... 5

                                  ARTICLE VI
                     STOCK OPTIONS FOR ELIGIBLE EMPLOYEES

Section 6.1 Number of Shares ............................................. 5
Section 6.2 Grant of Options ............................................. 5
Section 6.3 Exercise Price ............................................... 6
Section 6.4 Option Period ................................................ 6
Section 6.5 Vesting Provisions ........................................... 6
Section 6.6 Additional Restrictions on Incentive Stock Options............ 7

                                  ARTICLE VII
                             OPTIONS - IN GENERAL

Section 7.1 Method of Exercise ........................................... 7
Section 7.2 Limitations on Options ....................................... 8
Section 7.3 Limited Stock Appreciation Rights............................. 8
Section 7.4 Expiration Upon Voluntary Resignation......................... 9
Section 7.5 Accelerated Vesting........................................... 9

                                 ARTICLE VIII
                           AMENDMENT AND TERMINATION

Section 8.1 Termination .................................................. 9
Section 8.2 Amendment .................................................... 9
Section 8.3 Adjustments in the Event of a Business Reorganization......... 9

                                  ARTICLE IX
                                 MISCELLANEOUS

Section 9.1 Status as an Employee Benefit Plan........................... 10
Section 9.2 No Right to Continued Employment............................. 10
Section 9.3 Construction of Language .................................... 10
Section 9.4 Governing Law ............................................... 10
Section 9.5 Headings .................................................... 10
Section 9.6 Non-Alienation of Benefits .................................. 10
Section 9.7 Taxes ....................................................... 11
Section 9.8 Approval of Stockholders .................................... 11
Section 9.9 Notices...................................................... 11

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                   CNY FINANCIAL CORPORATION STOCK OPTION PLAN
                      FOR DIRECTORS, OFFICERS AND EMPLOYEES

                                    ARTICLE I
                                     PURPOSE

SECTION 1.1 GENERAL PURPOSE OF THE PLAN.

      The purpose of the Plan is to promote the growth and profitability of CNY FINANCIAL CORPORATION (the "Company") by providing eligible directors, certain key officers and employees of the Company, and its affiliates with an incentive to achieve corporate objectives, and by allowing the Company to attract and retain individuals of outstanding competence by offering such individuals an equity interest in the Company.

                                   ARTICLE II
                                   DEFINITIONS

      The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:

SECTION 2.1 BANK means Cortland Savings Bank, a New York State chartered savings bank, and any successor thereto.

SECTION 2.2 BANKING REGULATIONS means the regulations issued by the New York State Banking Board, the New York State Superintendent of Banks or the Federal Deposit Insurance Corporation and applicable to the Plan, the Bank or the Company.

SECTION 2.3 BOARD means the board of directors of the Company.

SECTION 2.4 CHANGE IN CONTROL means any of the following events:

      (a) the occurrence of any event upon which any "person" (as such term is used in sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended ("Exchange Act")), other than (A) a trustee or other fiduciary holding securities under an employee benefit plan maintained for the benefit of employees of an Employer; (B) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company; or (C) any group constituting a person in which employees of the Company are substantial members, becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities issued by the Company representing 25% or more of the combined voting power of all of the Company's then outstanding securities; or

      (b) the occurrence of any event upon which the individuals who on the date the Plan is adopted by the Board are members of the Board, together with individuals whose election by the Board or nomination for election by the Company's stockholders was approved by the affirmative vote of at least two-thirds of the members of the Board then in office who were either members of the Board on the date this Plan is adopted or whose nomination or election was previously so approved, cease for any reason to constitute a majority of the members of the Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange
Act); or

      (c) the stockholders of the Company approve either:

           (i) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation following which both of the following conditions are satisfied:

                (A) either (1) the members of the Board of the Company immediately prior to such merger or consolidation constitute at least a majority of the members of the governing body of the institution resulting from such merger or consolidation; or (2) the stockholders of the Company own securities of the institution resulting from such merger or consolidation representing 80% or more of the combined voting power of all such securities of the resulting institution then outstanding in substantially the same proportions as their ownership of voting securities of the Company immediately before such merger or consolidation; and

                (B) the entity which results from such merger or consolidation expressly agrees in writing to assume and perform the Company's obligations under the Plan; or

           (ii) a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of its assets; and

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      (d) any event that would be  described  in section  2.4(a),  (b) or (c) if
"the Bank" were substituted for "the Company" therein.

SECTION 2.5 CODE means the Internal Revenue Code of 1986, as amended (including the corresponding provisions of any succeeding law).

SECTION 2.6 COMMITTEE means the Human Resources Committee of the Company or such other committee of the Company as the Board shall designate.

SECTION 2.7 COMPANY means CNY Financial Corporation, a corporation organized and existing under the laws of the State of Delaware, and any successor thereto.

SECTION 2.8 DISABILITY means a condition of total incapacity, mental or physical, for further performance of duty with the Employer which the Committee shall have determined, on the basis of competent medical evidence, is likely to be permanent.

SECTION 2.9 DISINTERESTED BOARD MEMBER means a member of the Board who (a) is not a current employee of the Company or a subsidiary, and (b) satisfies all other requirements which may be necessary so that the Plan qualifies for the maximum available benefits under Section 162(m) of the Code and any applicable rules of the Securities and Exchange Commission under Section 16 of the Exchange Act.

SECTION 2.10 EFFECTIVE DATE means the date on which this Plan is approved by stockholders pursuant to section 9.8 hereof, provided, however, that if this Plan is approved by a majority of the votes cast at the meeting at which this Plan is presented to stockholders for approval but not by a majority of the votes eligible to be cast at such meeting, then Effective Date shall mean the later of October 7, 1999, or the date of such stockholder approval.

SECTION 2.11 ELIGIBLE DIRECTOR means a member of the board of directors of an Employer who is not also an employee of an Employer.

SECTION 2.12 ELIGIBLE EMPLOYEE means any employee whom the Committee may determine to be a key officer or employee of an Employer and select to receive a grant of an Option pursuant to the Plan.

SECTION 2.13 EMPLOYER means the Company, the Bank and any successor thereto and, with the prior approval of the Board, and subject to such terms and conditions as may be imposed by the Board, any other savings bank, savings and loan association, bank, corporation, financial institution or other business organization or institution. With respect to any Eligible Employer or Eligible Director, the Employer shall mean the entity which employs such person or upon whose board of directors such person serves.

SECTION 2.14 EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

SECTION 2.15 EXERCISE PRICE means the price per Share at which Shares subject to an Option may be purchased upon exercise of the Option, determined in accordance with section 5.2 or section 6.3, as applicable.

SECTION 2.16 FAIR MARKET VALUE means, with respect to a Share on a specified date:

      (a) the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the Shares are listed or admitted to trading; or

      (b) if the Shares are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a Share on such date on the National Association of Securities Dealers Automated Quotations System, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

      (c) if sections 2.16(a) and (b) are not applicable, the fair market value of a Share as the Committee may determine.

SECTION 2.17 FAMILY MEMBER means the spouse, parent, child or sibling of an Eligible Director or Eligible Employee.

SECTION 2.18 INCENTIVE STOCK OPTION means a right to purchase Shares that is granted to Eligible Employees pursuant to section 6.1, that is designated by the Committee to be an Incentive Stock Option and that is intended to satisfy the requirements of section 422 of the Code.

SECTION 2.19 LIMITED STOCK  APPRECIATION RIGHT means a right granted pursuant to section 7.3.

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SECTION 2.20 NON-PROFIT ORGANIZATION means any organization which is exempt from federal income tax under section 501(c)(3), (4), (5), (6), (7), (8) or (10) of the Code.

SECTION 2.21 NON-QUALIFIED STOCK OPTION means a right to purchase Shares that is granted pursuant to section 5.1 or 6.2. For Eligible Employees, an Option will be a Non-Qualified Stock Option if (a) it is not designated by the Committee to be an Incentive Stock Option, or (b) it does not satisfy the requirements of section 422 of the Code.

SECTION 2.22 OPTION means either an Incentive Stock Option or a Non-Qualified Stock Option.

SECTION 2.23 OPTION PERIOD means the period during which an Option may be exercised, determined in accordance with section 5.3 or 6.4, as applicable.

SECTION 2.24 PERSON means an individual, a corporation, a bank, a savings bank, a savings and loan association, a financial institution, a partnership, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

SECTION 2.25 PLAN means this Stock Option Plan for Outside Directors, Officers and Employees, as amended from time to time.

SECTION 2.26 RETIREMENT means retirement at or after the normal or early retirement date set forth in any tax-qualified retirement plan of the Employer, but if not defined in any such plan, or if defined in manner less advantageous to an Eligible Employee, the term shall mean retirement at or after reaching age 58.

SECTION 2.27 SHARE means a share of Common Stock, par value $.01 per share, of the Company.

SECTION 2.28 TERMINATION FOR CAUSE means one of the following:

         (a) For an Eligible Employee, "Termination for Cause" means termination of employment with the Employer upon the occurrence of any of the following: (i) the employee intentionally engages in dishonest conduct in connection with his performance of services for the Employer resulting in his conviction of a felony; (ii) the employee is convicted of, or pleads guilty or nolo contendere to, a felony or any crime involving moral turpitude; (iii) the employee willfully fails or refuses to perform his duties under any employment or retention agreement and fails to cure such breach within sixty (60) days following written notice thereof from the Employer; (iv) the employee breaches his fiduciary duties to the Employer for personal profit; (v) the employee's material willful breach or violation of any law, rule or regulation (other than traffic violations or similar offenses), or final cease and desist order in connection with his performance of services for the Employer; or (vi) the removal of the employee from service with the Employer as the result of any proceeding for removal by the New York Superintendent of Banks, the Federal Deposit Insurance Corporation or any other bank regulatory agency having jurisdiction over the Employer. Such individual shall not be deemed to have been discharged for cause unless and until he shall have received a written notice of termination from the Board, which notice shall be given to such individual not later than five (5) business days after the board of directors of the Employer adopts, and shall be accompanied by, a resolution duly approved by affirmative vote of a majority of the entire board of directors of the Employer finding that in the good faith opinion of the board of directors of the Employer grounds exist for discharging the individual for cause. Such resolution must be adopted at a meeting called and held for such purpose not less than fifteen (15) days nor more than thirty (30) days after notice to the individual. At such meeting, there shall be a reasonable opportunity for the individual to make oral and written presentations to the members of the board of directors of the Employer, on his own behalf, or through a representative, who may be his legal counsel, to refute the grounds for the proposed determination.

         (b) For an Eligible Director, removal as a director in accordance with the provisions of applicable law and the bylaws and charter or certificate of incorporation of the entity of which the person is a director after a finding that the Eligible Director has engaged in any of the conduct specified in section 2.28(a)(i) through (vi).

                                   ARTICLE III
                                AVAILABLE SHARES

SECTION 3.1 AVAILABLE SHARES.

      Subject to section 8.3, Options for not more than 535,662 Shares may be granted under this Plan in the aggregate, provided, however, that if any option is granted and thereafter expires, terminates or is forfeited without being exercised in full, then the number of unexercised Shares covered by such Option at the time of expiration, termination or forfeiture shall then be available for the grant of Option under this Plan.

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                                   ARTICLE IV
                                 ADMINISTRATION

SECTION 4.1 COMMITTEE.

      The Plan shall be administered by the Committee, all of whose members shall be Disinterested Board Members. If the Committee consists of fewer than two Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least two Disinterested Board Members. Said Committee shall constitute a compensation committee as that term is used in section 162(m) of the Code, and the regulations thereunder, and such committee shall have the authority described therein. If, for any reason, a member of the Committee is not or ceases to be a Disinterested Board Member, then any action taken by such person as a member of said Committee shall be void and shall be disregarded for all purposes. Said person shall be retroactively deemed not to have been a member of said Committee since said person ceased being a Disinterested Board Member.

SECTION 4.2 COMMITTEE ACTION.

      The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company and all other interested parties. Any Person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by the secretary of the Committee and one member of the Committee, by two members of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

SECTION 4.3 COMMITTEE RESPONSIBILITIES.

      Subject to the terms and conditions of the Plan and such limitations as may be imposed from time to time by the Board, the Committee shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:

      (a) to interpret and construe the Plan, and to determine the answers to all questions that may arise under the Plan as to eligibility for participation in the Plan, the number of Shares subject to the Options, if any, to be granted, and the terms and conditions thereof;

      (b) to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and

      (c) to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.

                                    ARTICLE V
                      STOCK OPTIONS FOR ELIGIBLE DIRECTORS

SECTION 5.1 IN GENERAL.

      (a) On the Effective Date, each person who is an Eligible Director on the Effective Date shall be granted an Option to purchase such number of Shares as is equal to 160,698 Shares divided by the number of Eligible Directors on the Effective Date, provided, however, that if any director declines to accept all or any portion of the Option to which such Eligible Director is entitled, then the number of Shares for which an Option is so declined shall be divided equally among the Options granted to other Eligible Directors, and provided further that no Eligible Director shall receive an Option covering more than 26,783 Shares.

      (b) Any Option granted under this section 5.1 or section 5.4 shall be evidenced by a written agreement which shall specify the number of Shares covered by the Option, the Exercise Price for the Shares subject to the Option and the Option Period, all as determined pursuant to this Article V. The Option agreement shall also set forth specifically or incorporate by reference the applicable provisions of the Plan.

SECTION 5.2 EXERCISE PRICE.

      The price per Share at which an Option granted to an Eligible Director under section 5.1 or section 5.4 may be exercised shall be the Fair Market Value of a Share on the date on which the Option is granted.

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SECTION 5.3 OPTION PERIOD.

      (a) Subject to section 5.3(b), the Option Period during which an Option granted to an Eligible Director under section 5.1 or section 5.4 may be exercised shall commence on the date the Option is granted and shall expire on the earlier of:

           (i) Termination for Cause; or

           (ii) the last day of the ten-year period commencing on the date on which the Option was granted.

      (b) Unless otherwise permitted by the Banking Regulations and approved by the Committee, the maximum number of Shares as to which an outstanding Option may be exercised shall be as follows:

           (i) prior to the first anniversary of the Effective Date, the Option shall not be exercisable;

           (ii) on and after the first anniversary, but prior to the second anniversary, of the Effective Date, the Option may be exercised as to a maximum of twenty percent (20%) of the Shares subject to the Option;

           (iii) on and after the second anniversary, but prior to the third anniversary, of the Effective Date, the Option may be exercised as to a maximum of forty percent (40%) of the Shares subject to the Option, when granted, including in such number any optioned Shares purchased prior to such second anniversary;

           (iv) on and after the third anniversary, but prior to the fourth anniversary, of the Effective Date, the Option may be exercised as to a maximum of sixty percent (60%) of the Shares subject to the Option, when granted, including in such number any optioned Shares purchased prior to such third anniversary;

           (v) on and after the fourth anniversary, but prior to the fifth anniversary, of the Effective Date, the Option may be exercised as to a maximum of eighty percent (80%) of the Shares subject to the Option, when granted, including in such number any optioned Shares purchased prior to such fourth anniversary; and

           (vi) on and after the fifth anniversary of the Effective Date, and for the remainder of the Option Period, the Option may be exercised as to the entire number of optioned Shares not theretofore purchased;

provided, however, that such an Option shall become fully exercisable, and all optioned Shares not previously purchased shall become available for purchase, on the date of the Option holder's death or Disability; and provided, further, that to the extent not prohibited by the Banking Regulations, all Options granted under section 5.1 or section 5.4 after one year after the consummation of the conversion of the Bank to the stock form of ownership shall not be subject to the foregoing provisions of section 5.3(b), but shall instead be exercisable immediately upon grant or as otherwise determined by the Committee, and provided, further, that the Committee shall have the authority, prior to or upon the grant of any Option, to further delay the vesting of such Option or impose additional conditions, requirements or limitations on such vesting.

SECTION 5.4 FUTURE ELIGIBLE DIRECTORS.

      Each person who becomes an Eligible Director after the Effective Date shall be granted an Option to purchase the same number of Shares for which Eligible Directors were granted Options under section 5.1(a), provided, however, that such grant shall be effective only to the extent permitted under the Banking Regulations, and provided, further that the provisions of section 5.3 shall apply to such grant except that the term "Effective Date" in section 5.3 shall, for this purpose, mean the date such person becomes an Eligible Director.

                                   ARTICLE VI
                      STOCK OPTIONS FOR ELIGIBLE EMPLOYEES

SECTION 6.1 NUMBER OF SHARES.

      Subject to sections 6.2 and 6.5 and such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Employee may be granted Options shall be determined by the Committee, in its discretion.

SECTION 6.2 GRANT OF OPTIONS.

      (a) Subject to the limitations of the Plan, the Committee may, in its discretion, grant to an Eligible Employee an Option to purchase Shares. The Option for such Eligible Employee must be designated as either an Incentive Stock Option or a Non-Qualified

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

Stock Option and, if not designated as either, shall be a Non-Qualified Stock Option.

      (b) Any Option granted under this section 6.2 shall be evidenced by a written agreement which shall:

           (i) specify the number of Shares covered by the Option;

           (ii)  specify the  Exercise  Price,  determined  in  accordance  with section 6.3, for the Shares subject to the Option;

           (iii) specify the Option Period determined in accordance with section 6.4;

           (iv)  set  forth   specifically   or  incorporate  by  reference  the
applicable provisions of the Plan; and

           (v) contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe with respect to an Option granted to an Eligible Employee.

SECTION 6.3 EXERCISE PRICE.

      The price per Share at which an Option granted to an Eligible Employee shall be determined by the Committee, in its discretion; provided, however, that the Exercise Price shall not be less than the Fair Market Value of a Share on the date on which the Option is granted.

SECTION 6.4 OPTION PERIOD.

      Subject to section 6.5, the Option Period during which an Option granted to an Eligible Employee may be exercised shall commence on the date specified by the Committee in the Option agreement and shall expire on the date specified in the Option agreement or, if no date is specified, on the earliest of:

      (a) the date and time when the Eligible Employee ceases to be an employee of the Employer due to a Termination for Cause; and

      (b) the last day of the ten-year period commencing on the date on which the Option was granted.

SECTION 6.5 VESTING PROVISIONS.

      Unless otherwise permitted by the Banking Regulations and approved by the Committee, each Option granted to an Eligible Employee shall become exercisable as follows:

           (i) prior to the first anniversary of the Effective Date, the Option shall not be exercisable;

           (ii) on and after the first anniversary, but prior to the second anniversary, of the Effective Date, the Option may be exercised as to a maximum of twenty percent (20%) of the Shares subject to the Option when granted;

           (iii) on and after the second anniversary, but prior to the third anniversary, of the Effective Date, the Option may be exercised as to a maximum of forty percent (40%) of the Shares subject to the Option when granted, including in such forty percent (40%) any optioned Shares purchased prior to such second anniversary;

           (iv) on and after the third anniversary, but prior to the fourth anniversary, of the Effective Date, the Option may be exercised as to a maximum of sixty percent (60%) of the Shares subject to the Option when granted, including in such sixty percent (60%) any optioned Shares purchased prior to such third anniversary;

           (v) on and after the fourth anniversary, but prior to the fifth anniversary, of the Effective Date, the Option may be exercised as to a maximum of eighty percent (80%) of the Shares subject to the Option when granted, including in such eighty percent (80%) any optioned Shares purchased prior to such fourth anniversary; and

           (vi) on and after the fifth anniversary of the Effective Date, and for the remainder of the Option Period, the Option may be exercised as to the entire number of optioned Shares not theretofore purchased;

provided, however, that such an Option shall become fully exercisable, and all optioned Shares not previously purchased shall become available for purchase, on the date of the Option holder's death or Disability; and provided, further, that to the extent not inconsistent with Banking Regulations, all Options granted under section 6.2(a) after one year after the consummation of the conversion of the Bank to the stock form of ownership shall not be subject to the foregoing provisions of this section 6.5, but shall instead be exercisable immediately upon grant or as otherwise determined by the Committee, and provided, further, that the Committee shall have the authority, prior to or upon the grant of any Option, to further delay the vesting of such Option or impose additional conditions, requirements or limitations on such vesting.

      (d) The Option Period of any Option granted to an Eligible Employee hereunder, whether or not previously vested, shall be suspended as of the time and date at which the Option holder has received notice from the Board that his or her employment is subject to a possible Termination for Cause. Such suspension shall remain in effect until the Option holder receives official notice from the Board that he or she has been cleared of any possible Termination for Cause, at which time, the original Exercise Period shall be reinstated without any adjustment for the intervening suspended period. In the event that the Option Period under section 6.4 expires during such suspension for any of the reasons specified in section 6.4(d), the Company shall pay to the Eligible Employee damages equal to the value of the expired Options less the Exercise Price of such Options if it is determined that there had not existed justification for Termination for Cause on the date of such expiration.

SECTION 6.6 ADDITIONAL RESTRICTIONS ON INCENTIVE STOCK OPTIONS.

      In addition to the limitations of section 7.2(a), an Option granted to an Eligible Employee designated by the Committee to be an Incentive Stock Option shall be subject to the following limitations:

      (a) If, for any calendar year, the sum of (i) plus (ii) exceeds $100,000, where (i) equals the Fair Market Value (determined as of the date of the grant) of Shares subject to an Option intended to be an Incentive Stock Option which first become available for purchase during such calendar year, and (ii) equals the Fair Market Value (determined as of the date of grant) of Shares subject to any other options intended to be Incentive Stock Options and previously granted to the same Eligible Employee which first become exercisable in such calendar year, then that number of Shares optioned which causes the sum of (i) and (ii) to exceed $100,000 shall be deemed to be Shares optioned pursuant to a Non-Qualified Stock Option or Non-Qualified Stock Options, with the same terms as the Option or Options intended to be an Incentive Stock Option;

      (b) The Exercise Price of an Incentive Stock Option granted to an Eligible Employee who, at the time the Option is granted, owns Shares comprising more than 10% of the total combined voting power of all classes of stock of the Company shall not be less than 110% of the Fair Market Value of a Share, and if an Option designated as an Incentive Stock Option shall be granted at an Exercise Price that does not satisfy this requirement, the designated Exercise Price shall be observed and the Option shall be treated as a Non-Qualified Stock Option;

      (c) The Option Period of an Incentive Stock Option granted to an Eligible Employee who, at the time the Option is granted, owns Shares comprising more than 10% of the total combined voting power of all classes of stock of the Company, shall expire no later than the fifth anniversary of the date on which the Option was granted, and if an Option designated as an Incentive Stock Option shall be granted for an Option Period that does not satisfy this requirement, the designated Option Period shall be observed and the Option shall be treated as a Non-Qualified Stock Option;

      (d) An Incentive Stock Option that is exercised during its designated Option Period but more than:

           (i) three (3) months after the termination of employment with the Company, a parent or a subsidiary (other than on account of disability within the meaning of section 22(e)(3) of the Code or death) of the Eligible Employee to whom it was granted; or

           (ii) one (1) year after such individual's termination of employment with the Company, a parent or a subsidiary due to disability (within the meaning of section 22(e)(3) of the Code);

may be exercised in accordance with the terms but shall at the time of exercise be treated as a Non-Qualified Stock Option.

      (e) For the purpose of determining whether an Option is an Incentive Stock Option when it is exercised, a person shall not be considered to have terminated employment during any period in which such person serves as a member of the Board of Directors of an Employer to the extent that such service satisfies the requirements of section 422 of the Code for continuous employment.

                                   ARTICLE VII
                              OPTIONS - IN GENERAL

SECTION 7.1 METHOD OF EXERCISE.

      (a) Subject to the limitations of the Plan and the Option agreement, an Option holder may, at any time during the Option Period, exercise his or her right to purchase all or any part of the Shares to which the Option relates; provided, however, that the minimum number of Shares which may be purchased at any time shall be 100, or, if less, the total number of Shares relating to the Option which remain unpurchased. An Option holder shall exercise an Option to purchase Shares by:

           (i) giving written notice to the Secretary of the Company, in such form and manner as the Committee may prescribe, of his intent to exercise the Option;

           (ii) delivering to the Secretary of the Company, full payment, consistent with section 7.1(b), for the Shares as to which the Option is to be exercised; and

           (iii) satisfying such other conditions as may be prescribed in the Option agreement.

If, at any time that any Option is exercisable there is not a duly appointed Secretary of the Company, then notice of intent to exercise shall be given, in writing, accompanied by payment in full, to the Board of Directors of the Company.

      (b) The Exercise Price of Shares to be purchased upon exercise of any Option shall be paid in full in cash (by certified or bank check or such other instrument as the Company may accept) or, if and to the extent permitted by the Committee, by one or more of the following: (i) in the form of Shares already owned by the Option holder having an aggregate Fair Market Value on the date the Option is exercised equal to the aggregate Exercise Price to be paid; (ii) by requesting the Company to cancel without payment Options outstanding to such Person for that number of Shares whose aggregate Fair Market Value on the date of exercise, when reduced by their aggregate Exercise Price, equals the aggregate Exercise Price of the Options being exercised; or (iii) by a combination thereof. Payment for any Shares to be purchased upon exercise of an Option may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

      (c) When the requirements of section 7.1(a) and (b) have been satisfied, the Committee shall take such action as is necessary to cause the issuance of a stock certificate evidencing the Option holder's ownership of such Shares. The Person exercising the Option shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares, prior to the date as of which such Shares are transferred to such Person on the stock transfer records of the Company, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which such transfer is effected, except as may be required under section 8.3.

SECTION 7.2 LIMITATIONS ON OPTIONS.

      (a) An Option by its terms shall not be transferable by the Option holder other than to Family Members or Non-profit Organizations or by will or by the laws of descent and distribution and shall be exercisable, during the lifetime of the Option holder, only by the Option holder, a Family Member or a Non-profit Organization. Any such transfer shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and shall be recognized only if such notice is received by the Company prior to the death of the person giving it. Thereafter, the transferee shall have, with respect to such Option, all of the rights, privileges and obligations which would attach thereunder to the transferor if the Option were issued to such transferor. If a privilege of the Option depends on the life, employment or other status of the transferor, such privilege of the Option for the transferee shall continue to depend on the life, employment or other status of the transferor. The Committee shall have full and exclusive authority to interpret and apply the provisions of this Plan to transferees to the extent not specifically described herein. Notwithstanding the foregoing, an Incentive Stock Option is not transferable by an Eligible Employee other than by will or the laws of descent and distribution, and is exercisable, during his lifetime, solely by him.

      (b) The Company's obligation to deliver Shares with respect to an Option shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Option holder to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

SECTION 7.3 LIMITED STOCK APPRECIATION RIGHTS.

      (a) Each Option granted under this Plan shall be accompanied by a Limited Stock Appreciation Right that is exercisable at the times and upon the terms and conditions set forth herein. Each Limited Stock Appreciation Right granted hereunder shall be exercisable for a period commencing on the date on which a Change in Control occurs and ending six (6) months after such date or, if later in the case of any Person, thirty (30) days after the earliest date on which such Person may exercise the Limited Stock Appreciation Right without subjecting himself to liability under section 16 of the Securities Exchange Act of 1934, as amended, provided, however, that a Limited Stock

Appreciation Right shall not be exercisable if and to the extent that the exercise thereof is prohibited by any then-applicable Banking Regulations. A Person in possession of a Limited Stock Appreciation Right granted hereunder may exercise such Limited Stock Appreciation Right by:

      (i) giving written notice to the Committee, in such form and manner as the
Committee  may   prescribe,   of  his  intent  to  exercise  the  Limited  Stock
Appreciation Right; and

      (ii) agreeing in such written notice to the cancellation of Options then outstanding to him for a number of Shares equal to the number of Shares for which the Limited Stock Appreciation Right is being exercised.

Except as provided in this Plan, within ten (10) days after the giving of such a notice, the Committee shall cause the Company to deliver to such Person a monetary payment in an amount per Share equal to the amount by which the Fair Market Value of the Share on the date of exercise exceeds the Exercise Price per Share of each of the Options being canceled.

      (b) Notwithstanding anything herein contained to the contrary, the Limited Stock Appreciation Rights granted hereunder shall be canceled at the effective time of a Change in Control resulting from a transaction between the Company and another party pursuant to a written agreement whereby the consummation of the transaction is conditioned upon the delivery to each Option holder, upon the closing of such transaction and in exchange for the cancellation of all of such Option holder's outstanding Options, of a monetary payment or property (including but not limited to options to purchase securities of the entity resulting from such transaction) with a value equivalent to the value of the Options being canceled.

SECTION 7.4 EXPIRATION UPON VOLUNTARY RESIGNATION.

      (a) All Options granted to an Eligible Employee who voluntarily terminates employment with the Employer, other than a voluntary termination constituting Retirement, shall expire 90 days after the voluntary termination is effective, provided, however, that any options granted to such Eligible Employee, or any part of such Options, which are not exercisable on the date such voluntary termination not constituting Retirement is effective shall expire on that date. The provisions of this section 7.4(a) shall not apply so long as such Eligible Employee continues to be a director of an Employer.

      (b) All Options granted to an Eligible Director who voluntarily resigns as a director of the Employer, other than a voluntary resignation that would constitute Retirement if the directorship is treated as employment, shall expire 90 days after the voluntary resignation is effective, provided, however, that any options granted to such Eligible Director, or any part of such Options, which are not exercisable on the date such voluntary resignation not constituting Retirement is effective shall expire on that date.

SECTION 7.5 ACCELERATED VESTING

         Notwithstanding any other provision of the Plan or any vesting restrictions imposed by the Committee, all Options granted under the Plan which remain outstanding but which are not exercisable shall immediately vest and shall be immediately exercisable if (a) a Change in Control occurs, or (b) as to Options held by any Person, if that person retires from service as an employee and director, as applicable, of all Employers after not less than five years of service with any Employer. For the purpose of this Section, a Person shall be deemed to have retired upon voluntary resignation, termination without cause or upon failure to be re-elected as a director. Options held by an Eligible Employee shall immediately vest upon such retirement notwithstanding that such Person may continue to be a director of an Employer.

                                  ARTICLE VIII
                            AMENDMENT AND TERMINATION

SECTION 8.1 TERMINATION.

      The Board may suspend or terminate the Plan in whole or in part at any time prior to the tenth anniversary of the Effective Date by giving written notice of such suspension or termination to the Committee. Unless sooner terminated, the Plan shall terminate automatically on the day preceding the tenth anniversary of the Effective Date. In the event of any suspension or termination of the Plan, all Options theretofore granted under the Plan that are outstanding on the date of such suspension or termination of the Plan shall remain outstanding and exercisable for the period and on the terms and conditions set forth in the Option agreements evidencing such Options.

SECTION 8.2 AMENDMENT.

      The Board may amend or revise the Plan in whole or in part at any time whether before or after approval of the Plan by the stockholders of the Company; provided, however, that, to the extent required to comply with section 162(m) and section 422 of the Code, no such amendment or revision shall be effective if it amends a material term of the Plan unless approved by the holders of a majority of the voting Shares of CNY Financial Corporation.

SECTION 8.3 ADJUSTMENTS IN THE EVENT OF A BUSINESS REORGANIZATION.

      (a) In the event of any merger, consolidation, or other business reorganization in which the Company is the surviving entity, and in the event of any stock split, stock dividend or other event generally affecting the number of Shares held by each Person who is then a holder of record of Shares, the number of Shares covered by each outstanding Option and the number of Shares available pursuant to section 3.1 shall be adjusted to account for such event. Such adjustment shall be effected by multiplying such number of Shares by an amount equal to the number of Shares that would be owned after such event by a Person who, immediately prior to such event, was the holder of record of one Share, and the Exercise Price of outstanding Options shall be adjusted by dividing the aggregate Exercise Price for all Shares covered by each Option by the adjusted number of Shares covered by such Option; provided, however, that the Committee may, in its discretion, establish another appropriate method of adjustment.

      (b) In the event of any merger, consolidation, or other business reorganization in which the Company is not the surviving entity, any Options granted under the Plan which remain outstanding may be canceled as of the effective date of such merger, consolidation, business reorganization, liquidation or sale by the Board upon 30 days' written notice to the Option holder; provided, however, that on or as soon as practicable following the date of cancellation, each Option holder shall receive a monetary payment in such amount, or other property of such kind and value, as the Board determines in good faith to be equivalent in value to the Options that have been canceled.

      (c) In the event that the Company shall declare and pay any dividend with respect to Shares (other than a dividend payable in Shares) which results in a nontaxable return of capital to the holders of Shares for federal income tax purposes or otherwise than by dividend makes distribution of property to the holders of its Shares, the Company shall make an equivalent payment to each Person holding an outstanding Option as of the record date for such dividend. Such payment shall be made at substantially the same time, in substantially the same form and in substantially the same amount per optioned Share as the dividend or other distribution paid with respect to outstanding Shares; provided, however, that if any dividend or distribution on outstanding Shares is paid in property other than cash, the Company, in its discretion applied uniformly to all outstanding Options, may make such payment in a cash amount per optioned Share equal in fair market value to the fair market value of the non-cash dividend or distribution.

                                   ARTICLE IX
                                  MISCELLANEOUS

SECTION 9.1 STATUS AS AN EMPLOYEE BENEFIT PLAN.

      This Plan is not intended to satisfy the requirements for qualification under section 401(a) of the Code or to satisfy the definitional requirements for an "employee benefit plan" under section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered so as to effectuate this intent.

SECTION 9.2 NO RIGHT TO CONTINUED EMPLOYMENT.

      Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or the Committee with respect to the Plan nor the grant of any Option or Limited Stock Appreciation Rights shall be held or construed to confer upon any Eligible Director or Eligible Employee any right to a continuation of his or her position as a director or employee of the Employer. The Employer reserves the right to remove any Eligible Director or dismiss any Eligible Employee or otherwise deal with any Eligible Director or Eligible Employee to the same extent as though the Plan had not been adopted.

SECTION 9.3 CONSTRUCTION OF LANGUAGE.

      Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or section number shall refer to an Article or section of this Plan unless otherwise indicated.

SECTION 9.4 GOVERNING LAW.

      The Plan shall be construed, administered and enforced according to the laws of the State of New York without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by federal law. The Plan shall be construed to comply with applicable Banking Regulations.

SECTION 9.5 HEADINGS.

      The headings of Articles and sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.

SECTION 9.6 NON-ALIENATION OF BENEFITS.

      The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts, except to the extent provided in a qualified domestic relations order as defined in section 414(p) of the Code.

SECTION 9.7 TAXES.

      The Company shall have the right to deduct from all amounts paid by the Company in cash with respect to an Option under the Plan any taxes required by law to be withheld with respect to such Option. Where any Person is entitled to receive Shares pursuant to the exercise of an Option, the Company shall have the right to require such Person to pay the Company the amount of any tax which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the amount required to be withheld.

SECTION 9.8 APPROVAL OF STOCKHOLDERS.

      This Plan shall not be effective or implemented prior to the one year anniversary of the conversion of the Bank to the stock form unless approved by the holders of a majority of the total votes eligible to be cast at any duly called annual or special meeting of the Company, in which case the Plan shall be effective as of the date of such approval. If this Plan is approved by a majority of the votes cast at such meeting but not by a majority of the votes eligible to be cast at such meeting, then this Plan shall be effective on the later of the date of such stockholder approval or October 7, 1999. No Option or Limited Stock Appreciation Rights shall be granted before this Plan is effective.

SECTION 9.9 NOTICES.

      Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or five (5) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:

      (a) If to the Committee:

      The Human Resources Committee (or such other committee as may be designated by the Board)
      CNY Financial Corporation
      One North Main Street
      Cortland, New York 13045

      (b) If to an Option holder, to the Option holder's address as shown in the Employer's records.

                            CNY FINANCIAL CORPORATION

                            PERSONNEL RECOGNITION AND

                                 RETENTION PLAN

                      FOR DIRECTORS, OFFICERS AND EMPLOYEES

                              TABLE OF CONTENTS

                                  ARTICLE I
                                   PURPOSE

Section 1.1 General Purpose of the Plan..................................  1

                                  ARTICLE II
                                 DEFINITIONS

Section 2.1 Award .......................................................  1
Section 2.2 Award Date ..................................................  1
Section 2.3 Bank.........................................................  1
Section 2.4 Banking Regulations..........................................  1
Section 2.5 Beneficiary .................................................  1
Section 2.6 Board .......................................................  1
Section 2.7 Change of Control ...........................................  1
Section 2.8 Code ........................................................  2
Section 2.9 Committee ...................................................  2
Section 2.10 Company ....................................................  2
Section 2.11 Disability .................................................  2
Section 2.12 Disinterested Board Member .................................  2
Section 2.13 Effective Date .............................................  2
Section 2.14 Eligible Director ..........................................  2
Section 2.15 Eligible Employee ..........................................  2
Section 2.16 Employer ...................................................  2
Section 2.17 Exchange Act ...............................................  2
Section 2.18 Person .....................................................  2
Section 2.19 Plan........................................................  2
Section 2.20 Retirement..................................................  2
Section 2.21 Share ......................................................  2
Section 2.22 Termination for Cause.......................................  2
Section 2.23 Trust ......................................................  3
Section 2.24 Trust Agreement ............................................  3
Section 2.25 Trust Fund .................................................  3
Section 2.26 Trustee.....................................................  3

                                 ARTICLE III
                       SHARES AVAILABLE UNDER THE PLAN

Section 3.1 Shares Available Under the Plan..............................  3

                                  ARTICLE IV
                                ADMINISTRATION

Section 4.1 Committee ...................................................  3
Section 4.2 Committee Action.............................................  3
Section 4.3 Committee Responsibilities...................................  4

                                  ARTICLE IV
                                THE TRUST FUND

Section 5.1 Contributions ...............................................  4
Section 5.2 The Trust Fund ..............................................  4
Section 5.3 Investments..................................................  4

                                  ARTICLE VI
                                    AWARDS

Section 6.1  Awards To Eligible Directors ................................ 4
Section 6.2  Awards To Eligible Employees ................................ 4
Section 6.3  Awards in General ........................................... 5
Section 6.4  Shares Allocations .......................................... 5
Section 6.5  Dividend Rights ............................................. 5
Section 6.6  Voting Rights ............................................... 5
Section 6.7  Tender Offers ............................................... 5
Section 6.8  Limitations on Awards........................................ 6
Section 6.9  Expiration of Unvested Awards Upon
             Resignation or Termination for Cause......................... 6
Section 6.10 Accelerated Vesting ........................................  6

                                 ARTICLE VII
                            DISTRIBUTION OF SHARES

Section 7.1 Designation of Beneficiary ..................................  6
Section 7.2 Manner of Distribution ......................................  7
Section 7.3 Taxes........................................................  7

                                 ARTICLE VIII
                          AMENDMENT AND TERMINATION

Section 8.1 Termination .................................................  7
Section 8.2 Amendment ...................................................  7
Section 8.3 Adjustments in the Event of
            a Business Reorganization....................................  7

                                  ARTICLE IX
                                MISCELLANEOUS

Section 9.1 Status as an Employee Benefit Plan ..........................  8
Section 9.2 No Right to Continued Employment ............................  8
Section 9.3 Construction of Language ....................................  8
Section 9.4 Governing Law................................................  8
Section 9.5 Headings.....................................................  8
Section 9.6 Non-Alienation of Benefits ..................................  8
Section 9.7 Notices .....................................................  8
Section 9.8 Approval of Stockholders.....................................  9

                            CNY FINANCIAL CORPORATION
                    PERSONNEL RECOGNITION AND RETENTION PLAN
                      FOR DIRECTORS, OFFICERS AND EMPLOYEES

                                    ARTICLE I
                                     PURPOSE

SECTION 1.1 GENERAL PURPOSE OF THE PLAN.

      The purpose of the Plan is to promote the growth and profitability of CNY Financial Corporation and to provide eligible directors, certain key officers and employees of CNY Financial Corporation with an incentive to achieve corporate objectives, to attract and retain directors, key officers and employees of outstanding competence and to provide such directors, officers and employees with an equity interest in CNY Financial Corporation.

                                   ARTICLE II
                                   DEFINITIONS

      The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:

SECTION 2.1 AWARD means a grant of Shares to an Eligible Director or Eligible Employee pursuant to section 6.1 or 6.2.

SECTION 2.2 AWARD DATE means, with respect to a particular Award, the date specified by the Committee in the notice of the Award issued to the Eligible Director or Eligible Employee by the Committee, pursuant to section 6.3.

SECTION 2.3 BANK means Cortland Savings Bank, a New York State chartered stock savings bank, and any successor thereto.

SECTION 2.4 BANKING REGULATIONS means the regulations issued by the New York State Banking Board, the New York State Superintendent of Banks or the Federal Deposit Insurance Corporation and applicable to the Plan, the Bank or the Company.

SECTION 2.5 BENEFICIARY means the Person designated by an Eligible Director or Eligible Employee pursuant to section 7.1, to receive distribution of any Shares available for distribution to such Eligible Director or Eligible Employee, in the event such Eligible Director or Eligible Employee dies prior to receiving distribution of such Shares.

SECTION 2.6 BOARD means the Board of Directors of the Company.

SECTION 2.7 CHANGE OF CONTROL means any of the following events:

      (a) the occurrence of any event upon which any "person" (as such term is used in sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended ("Exchange Act")), other than (A) a trustee or other fiduciary holding securities under an employee benefit plan maintained for the benefit of employees of an Employer; (B) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company; or (C) any group constituting a person in which employees of the Company are substantial members, becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities issued by the Company representing 25% or more of the combined voting power of all of the Company's then outstanding securities; or

      (b) the occurrence of any event upon which the individuals who on the date the Plan is adopted by the Board are members of the Board, together with individuals whose election by the Board or nomination for election by the Company's stockholders was approved by the affirmative vote of at least two-thirds of the members of the Board then in office who were either members of the Board on the date this Plan is adopted or whose nomination or election was previously so approved, cease for any reason to constitute a majority of the members of the Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange
Act); or

      (c) the stockholders of the Company approve either:

           (i) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation following which both of the following conditions are satisfied:

                (A) either (1) the members of the Board of the Company immediately prior to such merger or consolidation constitute at least a majority of the members of the governing body of the institution resulting from such merger or consolidation; or (2) the

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stockholders  of the Company own  securities of the  institution  resulting from such merger or consolidation representing 80% or more of the combined voting power of all such securities of the resulting institution then outstanding in substantially the same proportions as their ownership of voting securities of the Company immediately before such merger or consolidation; and

                (B) the entity which results from such merger or consolidation expressly agrees in writing to assume and perform the Company's obligations under the Plan; or

           (ii) a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of its assets; and

      (d) any event that would be described in section 2.7(a), (b) or (c) if "the Bank" were substituted for "the Company" therein.

SECTION 2.8 CODE means the Internal Revenue Code of 1986 (including the corresponding provisions of any succeeding law).

SECTION 2.9 COMMITTEE means the Human Resources Committee of the Company, or such other committee of the Company as the Board shall designate.

SECTION 2.10 COMPANY means CNY Financial Corporation, a corporation organized and existing under the laws of the State of Delaware, and any successor thereto.

SECTION 2.11 DISABILITY means a condition of total incapacity, mental or physical, for further performance of duty with the Employer which the Committee shall have determined, on the basis of competent medical evidence, is likely to be permanent.

SECTION 2.12 DISINTERESTED BOARD MEMBER means a member of the Board who (a) is not a current employee of the Company or a subsidiary, and (b) satisfies all other requirements which may be necessary so that the Plan qualifies for the maximum available benefits under section 162(m) of the Code and any applicable rules of the Securities and Exchange Commission under Section 16 of the Exchange Act.

SECTION 2.13 EFFECTIVE DATE means the date on which the plan is approved by stockholders pursuant to section 9.8, provided, however, that if this Plan is approved by a majority of the votes cast at the meeting at which this Plan is presented to stockholders for approval but not by a majority of the votes eligible to be cast at such meeting, then Effective Date shall mean the later of October 7, 1999, or the date of such approval.

SECTION 2.14 ELIGIBLE DIRECTOR means a member of the board of directors of the Employer who is not also an employee of the Employer.

SECTION 2.15 ELIGIBLE EMPLOYEE means any employee whom the Committee may determine to be a key officer or employee of the Employer and select to receive an Award pursuant to the Plan.

SECTION 2.16 EMPLOYER means the Company, the Bank and any successor thereto and, with the prior approval of the Board, and subject to such terms and conditions as may be imposed by the Board, any other savings bank, savings and loan association, bank, corporation, financial institution or other business organization or institution. With respect to any Eligible Employee or Eligible Director, the Employer shall mean the entity which employs such person or upon whose board of directors such person serves.

SECTION 2.17 EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

SECTION 2.18 PERSON means an individual, a corporation, a bank, a savings bank, a savings and loan association, a financial institution, a partnership, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

SECTION 2.19 PLAN means the CNY Financial Corporation Personnel Recognition and Retention Plan for Directors, Officers and Employees as amended from time to time.

SECTION 2.20 RETIREMENT means retirement at or after the normal or early retirement date set forth in any tax-qualified retirement plan of the Employer, but if not defined in any such plan, or if defined in manner less advantageous to an Eligible Employee, the term shall mean retirement at or after reaching age 58.

SECTION 2.21 SHARE means a share of common stock of the Company, par value $.01 per share.

SECTION 2.22 TERMINATION FOR CAUSE means one of the following:

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         (a) For an Eligible Employee, "Termination for Cause" means termination of employment with the Employer upon the occurrence of any of the following: (i) the employee intentionally engages in dishonest conduct in connection with his performance of services for the Employer resulting in his conviction of a felony; (ii) the employee is convicted of, or pleads guilty or nolo contendere to, a felony or any crime involving moral turpitude; (iii) the employee willfully fails or refuses to perform his duties under any employment or retention agreement and fails to cure such breach within sixty (60) days following written notice thereof from the Employer; (iv) the employee breaches his fiduciary duties to the Employer for personal profit; (v) the employee's material willful breach or violation of any law, rule or regulation (other than traffic violations or similar offenses), or final cease and desist order in connection with his performance of services for the Employer; or (vi) the removal of the employee from service with the Employer as the result of any proceeding for removal by the New York Superintendent of Banks, the Federal Deposit Insurance Corporation or any other bank regulatory agency having jurisdiction over the Employer. Such individual shall not be deemed to have been discharged for cause unless and until he shall have received a written notice of termination from the Board, which notice shall be given to such individual not later than five (5) business days after the board of directors of the Employer adopts, and shall be accompanied by, a resolution duly approved by affirmative vote of a majority of the entire board of directors of the Employer finding that in the good faith opinion of the board of directors of the Employer grounds exist for discharging the individual for cause. Such resolution must be adopted at a meeting called and held for such purpose not less than fifteen (15) days nor more than thirty (30) days after notice to the individual. At such meeting, there shall be a reasonable opportunity for the individual to make oral and written presentations to the members of the board of directors of the Employer, on his own behalf, or through a representative, who may be his legal counsel, to refute the grounds for the proposed determination.

         (b) For an Eligible Director, removal as a director in accordance with the provisions of applicable law and the bylaws and charter or certificate of incorporation of the entity of which the person is a director after a finding that the Eligible Director has engaged in any of the conduct specified in section 2.28(a)(i) through (vi).

SECTION 2.23 TRUST means the legal relationship created by the Trust Agreement pursuant to which the Trustee holds the Trust Fund in trust. The Trust may be referred to as the "Personnel Recognition and Retention Plan Trust of CNY Financial Corporation."

SECTION  2.24  TRUST  AGREEMENT  means  the  agreement   between  CNY  Financial
Corporation and the Trustee therein named or its successor pursuant to which the Trust Fund shall be held in trust.

SECTION 2.25 TRUST FUND means the corpus (consisting of contributions paid over to the Trustee, and investments thereof), and all earnings, appreciations or additions thereof and thereto, held by the Trustee under the Trust Agreement in accordance with the Plan, less any depreciation thereof and any payments made therefrom pursuant to the Plan.

SECTION 2.26 TRUSTEE means the Trustee of the Trust Fund from time to time in office. The Trustee shall serve as Trustee until it is removed or resigns from office and is replaced by a successor Trustee or Trustees appointed by the Company.

                                   ARTICLE III
                         SHARES AVAILABLE UNDER THE PLAN

SECTION 3.1 SHARES AVAILABLE UNDER THE PLAN.

      The maximum number of Shares for which Awards can be granted under the Plan shall be 214,226 shares.

                                   ARTICLE IV
                                 ADMINISTRATION

SECTION 4.1 COMMITTEE.

      The Plan shall be administered by the members of the Committee, all of whose members shall be Disinterested Board Members. If the Committee consists of fewer than two Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least two Disinterested Board Members.

SECTION 4.2 COMMITTEE ACTION.

      The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company and all other interested parties. Any Person dealing with the

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Committee  shall  be  fully  protected  in  relying  upon  any  written  notice, instruction, direction or other communication signed by the Secretary of the Committee and one member of the Committee, by two members of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

SECTION 4.3 COMMITTEE RESPONSIBILITIES.

      Subject to the terms and conditions of the Plan and such limitations as may be imposed by the Board, the Committee shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:

      (a) to interpret and construe the Plan, and to determine the answers to all questions that may arise under the Plan as to eligibility for Awards under the Plan, the amount of Shares, if any, to be granted pursuant to an Award, and the terms and conditions of such Award;

      (b) to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and

      (c) to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.

                                    ARTICLE V
                                 THE TRUST FUND

SECTION 5.1 CONTRIBUTIONS.

      The Company shall contribute, or cause to be contributed, to the Trust, from time to time, such amounts of money or property as shall be determined by the Board, in its discretion. No contributions by Eligible Directors or Eligible Employees shall be permitted.

SECTION 5.2 THE TRUST FUND.

      The Trust Fund shall be held and invested under the Trust Agreement with the Trustee. The provisions of the Trust Agreement shall include provisions conferring powers on the Trustee as to investment, control and disbursement of the Trust Fund, and such other provisions not inconsistent with the Plan as may be prescribed by or under the authority of the Board. No bond or security shall be required of any Trustee at any time in office.

SECTION 5.3 INVESTMENTS.

      The Trustee shall invest the Trust Fund in Shares and in such other investments as may be permitted under the Trust Agreement, including savings accounts, time or other interest bearing deposits in, or other interest bearing obligations of, the Employer, in such proportions as shall be determined by the Committee; provided, however, that in no event, other than as the result of an adjustment pursuant to section 8.3(a), shall the Trust Fund be used to purchase more than 214,226 Shares. Notwithstanding the immediately preceding sentence, the Trustee may temporarily invest the Trust Fund in short-term obligations of, or guaranteed by, the U.S. Government or an agency thereof, or the Trustee may retain the Trust Fund uninvested or may sell assets of the Trust Fund to provide amounts required for purposes of the Plan.

                                   ARTICLE VI
                                     AWARDS

SECTION 6.1 AWARDS TO ELIGIBLE DIRECTORS.

      On the Effective Date, each Person who is then an Eligible Director shall be granted an Award of such number of Shares as is equal to 64,267 divided by the number of Eligible Directors on the Effective Date, provided, however, that if any director declines to accept all or any portion of the Shares to which such Eligible Director is entitled, then the number of Shares declined shall be divided equally among the other Eligible Directors, and provided further that no Eligible Director shall receive an award of more than 10,711 Shares. Fractional Shares will not be awarded. The Board may reduce the number of Shares to be granted to any or all Eligible Directors, but only before the grant occurs.

SECTION 6.2 AWARDS TO ELIGIBLE EMPLOYEES.

      Subject to section 6.8 and such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Employee may be granted an Award shall be determined by the Committee in its discretion; provided however, that in no event shall the number of Shares allocated to an Eligible Employee in an Award exceed the number of Shares then held in the Trust

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and not allocated in connection with other Awards.

SECTION 6.3 AWARDS IN GENERAL.

      Any Award shall be evidenced by a written notice issued by the Committee to the Eligible Director or Eligible Employee, which notice shall:

      (a) specify the number of Shares covered by the Award;

      (b) specify the Award Date;

      (c) specify the dates on which such Shares shall become available for distribution to the Eligible Director or Eligible Employee, in accordance with section 7.2; and

      (d) contain such other terms and conditions not inconsistent with the Plan as the Board may, in its discretion, prescribe.

SECTION 6.4 SHARE ALLOCATIONS.

      Upon the grant of an Award to an Eligible Director or Eligible Employee, the Committee shall notify the Trustee of the Award and of the number of Shares subject to the Award. Thereafter, until such time as the Shares subject to such Award become vested or are forfeited, the books and records of the Trustee shall reflect that such number of Shares are being held for the benefit of the Award recipient.

SECTION 6.5 DIVIDEND RIGHTS.

      (a) Any cash dividends or distributions declared and paid with respect to Shares in the Trust Fund that are, as of the record date for such dividend, allocated to an Eligible Director or Eligible Employee in connection with an Award shall be promptly paid to such Eligible Director or Eligible Employee. Any cash dividends declared and paid with respect to Shares that are not, as of the record date for such dividend, allocated to any Eligible Director or Eligible Employee in connection with any Award shall, at the direction of the Committee, be held in the Trust or used to pay the administrative expenses of the Plan, including any compensation due to the Trustee.

      (b) Any dividends or distributions declared and paid with respect to Shares in property other than cash shall be held in the Trust Fund. If, as of the record date for such dividend or distribution, the Shares with respect to which it is paid are allocated to an Eligible Director or Eligible Employee in connection with an Award, the property so distributed shall be similarly allocated to such Eligible Director or Eligible Employee in connection with such Award and shall be held for distribution or forfeiture in accordance with the terms and conditions of the Award.

SECTION 6.6 VOTING RIGHTS.

      (a) Each Eligible Director or Eligible Employee to whom an Award has been made that is not fully vested, or which is fully vested but which has not yet been transferred on the stock records of the Company as of the applicable record date, shall have the right to direct the manner in which all voting rights appurtenant to the Shares related to such Award will be exercised while such Shares are held in the Trust Fund. Such a direction shall be given by completing and filing, with the inspector of elections, the Trustee or such other person who shall be independent of the Company as the Committee shall designate, a written direction in the form and manner prescribed by the Committee. If no such direction is given by an Eligible Director or Eligible Employee, then the voting rights appurtenant to the Shares allocated to him shall not be exercised.

      (b) To the extent that the Trust Fund contains Shares that are not allocated in connection with an Award, all voting rights appurtenant to such Shares shall be exercised by the Trustee in such manner as the Committee shall direct based upon the same proportions as the voting directions given by Eligible Directors and Eligible Employees with respect to Shares allocated in connection with their Awards.

      (c) The Committee shall furnish, or cause to be furnished, to each Eligible Director and Eligible Employee, all annual reports, proxy materials and other information furnished by the Company, or by any proxy solicitor, to the holders of Shares.

SECTION 6.7 TENDER OFFERS.

      (a) Each Eligible Director or Eligible Employee to whom an Award has been made that is not fully vested, or which is fully vested but which has not yet been transferred to such Eligible Director or Eligible Employee on the stock records of the Company as

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

of the applicable record date, shall have the right to direct, with respect to the Shares related to such Award, the manner of response to any tender offer, exchange offer or other offer made to the holders of Shares. Such a direction shall be given by completing and filing, with the inspector of elections, the Trustee or such other person who shall be independent of the Company as the Committee shall designate, a written direction in the form and manner prescribed by the Committee. If no such direction is given by an Eligible Director or Eligible Employee, then the Shares shall not be tendered or exchanged.

      (b) To the extent that the Trust Fund contains Shares that are not allocated in connection with an Award, all responses to tender offers, exchange offers and other offers appurtenant to such Shares shall be given by the Trustee in such manner as the Committee shall direct to reflect the responses given by Eligible Directors and Eligible Employees with respect to Shares allocated in connection with their Awards.

      (c) The Committee shall furnish, or cause to be furnished, to each Eligible Director and Eligible Employee, all information furnished by the offeror to the holders of Shares.

SECTION 6.8 LIMITATIONS ON AWARDS.

      (a) Unless otherwise permitted by the Banking Regulations and approved by the Committee, each Award shall become vested and distributable ratably so that 20% of the award shall become vested on each of the first five anniversaries of the Effective Date, provided, however, that such Award shall become fully vested and distributable on the date of the Award holder's death or Disability; and provided, further, that to the extent not inconsistent with Banking Regulations, all Awards granted under this Plan after one year after the consummation of the conversion of the Bank to the stock form of ownership shall not be subject to the foregoing provisions of section 6.8(a) related to 20% annual vesting, but shall instead vest and be distributable immediately upon grant or as otherwise determined by the Committee, and provided, further, that the Committee shall have the authority, prior to or upon the grant of any Award, to further delay the vesting or distribution of such Award or impose additional conditions, requirements or limitations on such vesting or distribution.

      (b) An Award by its terms shall not be transferable by the Eligible Director or Eligible Employee other than by will or by the laws of descent and distribution, and the Shares granted pursuant to such Award shall be distributable, during the lifetime of the Recipient, only to the Recipient.

SECTION 6.9 EXPIRATION OF UNVESTED AWARDS UPON RESIGNATION OR TERMINATION FOR CAUSE.

      (a) All Awards granted to an Eligible Employee which have not yet vested and become distributable who voluntarily terminates employment with the Employer, other than a voluntary termination constituting Retirement, shall expire immediately when the voluntary termination is effective, and the unvested Shares remaining from such Award shall not vest. The provisions of this section 6.9(a) shall not apply so long as such Eligible Employee continues to be a director of an Employer.

      (b) All Awards granted to an Eligible Director which have not yet vested and become distributable who voluntarily resigns as a director of the Employer, other than a voluntary resignation that would constitute Retirement if the directorship is treated as employment, shall expire immediately when the voluntary resignation is effective and the unvested Shares remaining from such Award shall not vest.

      (c) All Awards granted to an Eligible Director of Eligible Employee which have not yet vested and become distributable shall expire immediately upon Termination for Cause and the unvested Shares remaining from such Award shall not vest.

      (d) The vesting of Awards granted to an Eligible Employee hereunder shall be suspended as of the time and date at which such Eligible Employee has received notice from the Board that his or her employment is subject to a possible Termination for Cause. Such suspension shall remain in effect until the Eligible Employee receives official notice from the Board that he or she has been cleared of any possible Termination for Cause, at which time the Award shall be reinstated and any portion of the Award which would have vested and become distributable during such suspension shall be immediately vested and distributable.

SECTION 6.10 ACCELERATED VESTING

      Notwithstanding any other provision of the Plan or any vesting restrictions imposed by the Committee, all Awards under the Plan which have not yet terminated but which have not yet vested shall be immediately distributed in accordance with Section 7.2 of the Plan if (a) a Change in Control occurs, or
(b) as to Awards held by any Person, if that Person retires from all service as an employee and director, as applicable, of all Employers after not less than five years of service with any Employer. For the purpose of this Section, a Person shall be deemed to have retired upon voluntary resignation, termination without cause or upon failure to be re-elected as a director. Vesting shall not accelerate for an Eligible Employee because such person has retired as an employee so long as such Person continues to be a director of an Employer.

                                   ARTICLE VII
                             DISTRIBUTION OF SHARES

SECTION 7.1 DESIGNATION OF BENEFICIARY.

      An Eligible Director or Eligible Employee who has received an Award may designate a Beneficiary to receive any undistributed Shares that are or become available for distribution on or after the date of his death. Such designation (and any change or revocation of such designation) shall be made in writing in the form and manner prescribed by the Committee. If the Beneficiary designated by an Eligible Director or Eligible Employee dies prior to the Eligible Director or Eligible Employee, or if no Beneficiary has been

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

designated, any undistributed Shares that are or become available for distribution on or after the Eligible Director's or Eligible Employee's death shall be paid to the executor or administrator of the Eligible Director's or Eligible Employee's estate, or if no such executor or administrator is appointed within such time as the Committee, in its sole discretion, shall deem reasonable, to such one or more of the spouse and descendants and blood relatives of such deceased person as the Committee may select.

SECTION 7.2 MANNER OF DISTRIBUTION.

      (a) As soon as practicable following the date any Shares granted pursuant to an Award become vested as set forth in section 6.8, the Committee shall take such actions as are necessary to cause the transfer of record ownership of the Shares that have become vested from the Trustee to the Award holder and shall cause the Trustee to distribute to the Award holder all property other than Shares then being held in connection with the Shares being distributed.

      (b) The Company's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Eligible Director or Eligible Employee or Beneficiary to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

SECTION 7.3 TAXES.

      The Company, the Committee or the Trustee shall have the right to require any person entitled to receive Shares pursuant to an Award to pay the amount of any tax which is required to be withheld with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the amount required to be withheld.

                                  ARTICLE VIII
                            TERMINATION AND AMENDMENT

SECTION 8.1 TERMINATION.

      The Board may suspend or terminate the Plan in whole or in part at any time by giving written notice of such suspension or termination to the Committee; provided, however, that the Plan may not be terminated while there are outstanding Awards that may thereafter become vested. Upon the termination of the Plan, the Trustee shall make distributions from the Trust Fund in such amounts and to such persons as the Committee may direct and shall return the remaining assets of the Trust Fund, if any, to the Company.

SECTION 8.2 AMENDMENT.

      The Board may amend or revise the Plan in whole or in part at any time but no amendment may adversely affect outstanding awards and all amendments are subject to applicable laws and regulations.

SECTION 8.3 ADJUSTMENTS IN THE EVENT OF A BUSINESS REORGANIZATION.

      (a) In the event of any merger, consolidation, or other business reorganization (including but not limited to a Change of Control) in which the Company is the surviving entity, and in the event of any stock split, stock dividend or other event generally affecting the number of Shares held by each person who is then a holder of record of Shares, the number of Shares held in the Trust Fund, including Shares covered by Awards, shall be adjusted to account for such event. Such adjustment shall be effected by multiplying such number of Shares by an amount equal to the number of Shares that would be owned after such event by a person who, immediately prior to such event, was the holder of record of one Share; provided, however, that the Committee may, in its discretion, establish another appropriate method of adjustment.

      (b) In the event of any merger, consolidation, or other business reorganization (including but not limited to a Change of Control) in which the Company is not the surviving entity, the Trustee shall hold in the Trust Fund any money, stock, securities or, other property received by holders of record of Shares in connection with such merger, consolidation, or other business reorganization. Any Award with respect to which Shares had been allocated to an Eligible Director or Eligible Employee shall be adjusted by allocating to the Eligible Director or Eligible Employee receiving such Award the amount of money, stock, securities or other property received by the Trustee for the Shares allocated to such Eligible Director or Eligible Employee.

                                        7
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                                   ARTICLE IX
                                  MISCELLANEOUS

SECTION 9.1 STATUS AS AN EMPLOYEE BENEFIT PLAN.

      This Plan is not intended to satisfy the requirements for qualification under section 401(a) of the Code or to satisfy the definitional requirements for an "employee benefit plan" under section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered so as to effectuate this intent.

SECTION 9.2 NO RIGHT TO CONTINUED EMPLOYMENT.

      Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or the Committee with respect to the Plan shall be held or construed to confer upon any Eligible Director or Eligible Employee any right to a continuation of employment by the Employer. The Employer reserves the right to dismiss any Eligible Director or Eligible Employee or otherwise deal with any Eligible Director or Eligible Employee to the same extent as though the Plan had not been adopted.

SECTION 9.3 CONSTRUCTION OF LANGUAGE.

      Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or section number shall refer to an Article or section of this Plan unless otherwise indicated.

SECTION 9.4 GOVERNING LAW.

      The Plan shall be construed and enforced in accordance with the laws of the State of New York without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by the federal laws of the United States of America. The Plan shall be construed to comply with applicable Banking Regulations.

SECTION 9.5 HEADINGS.

      The headings of Articles and sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.

SECTION 9.6 NON-ALIENATION OF BENEFITS.

      The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts, except to the extent provided in a qualified domestic relations order as defined in section 414(p) of the Code.

SECTION 9.7 NOTICES.

      Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is personally delivered or 5 days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other:

      (a) If to the Committee:

      The Human Resources Committee (or such other committee as may be designated by the Board)
      CNY Financial Corporation
      One North Main Street
      Cortland, New York 13045

      (b) If to an Eligible Director or Eligible Employee, to the Eligible Director's or Eligible Employee's address as shown in the Employer's records.

SECTION 9.8 APPROVAL OF STOCKHOLDERS.

      This Plan shall not be effective or implemented prior to the one year anniversary of the conversion of the Bank to stock form unless approved by the holders of a majority of the total votes eligible to be cast at any duly called annual or special meeting of the Company, in which case the Plan shall be effective as of the date of such approval. If this Plan is approved by a majority of the votes cast at such meeting but not by a majority of the votes eligible to be cast at such meeting, then this Plan shall be effective on the later of the date of such stockholder approval or October 7, 1999. No awards of Shares may occur or be effective before this Plan is effective.

                                         9